1.0 Commercial

One (1) 78"ID X 18'-0" X 345 PSI Horizontal Separator **$56,595.00 ea.**

Please note that these prices are exclusive of G.S.T., any other applicable taxes and are "EXW" our Medicine Hat shop.

1.2 Payment Terms

Bromley's payment terms are as follows:

Invoice Amount	Terms
Less than $25000.00	Net 30 days from invoice date
More than $25000.00	10% on receipt of approved drawings 30% on receipt of materials 60% net 30 days from final invoice

You will receive one (1) copy of each invoice. If more copies are required, please indicate the number of copies required on your purchase order.

1.3 Delivery

Delivery of the first unit can be sixteen (16) to eighteen (18) weeks from drawing approval date. Each additional vessel will be delivered every two (2) to three (3) weeks thereafter. Bromley will order components that we feel are critical to the completion date of the project such as vessel shells and heads, nozzles, and other long lead time components. You will receive three (3) copies of fabrication drawings for approval approximately one (1) week from firm order date. We have allowed one (1) week for the customer drawing approval process.

1.4 Warranty

Bromley warrants that its products will be free of defects in materials and workmanship for a period of one (1) year from service date, or eighteen (18) months from completion of construction.


RIGHT END VIEW
LIFT LUG
N.T.S.
SADDLE DETAIL
WIER DETAIL
DEMISTER ASSEMBLY
N.T.S.
FLOAT HOOD
N.T.S.


BASE PLATE (FIXED)
BASE PLATE (SLIDING)

NOZ NO.	NO. REQ'D	SIZE REQ'D	RATING	TYPE OF SERVICE	OD OF NOZ NECK	PROJECTION OUTSIDE	PROJECTION INSIDE	REIN PAD OD x THK	WELD DETAIL	FILLET WELD SIZE A	FILLET WELD SIZE B	FILLET WELD SIZE C	BILL OF MAT'L ITEM No.	REMARKS
M1	1	24"	300	MANWAY	24.000"	10"	1"	43" X 1/2"	4.7	3/8"	1/2"	3/8"	9,10,11,12,13,14,15,16	
N1	1	6"	300	INLET	6.625"	8"	1"	9" X 5/8"	4.7	3/8"	1/2"	1/2"	17,18,19	
N2	1	4"	300	INLET	4.500"	8"	1"	7" X 3/4"	4.7	3/8"	3/8"	5/8"	20,21,23	
N3	1	4"	300	PSV	4.500"	8"	1"	7" X 3/4"	4.7	3/8"	3/8"	5/8"	20,21,23	
N4ab	2	3"	300	DRAIN	3.500"	6"		6" X 3/4"	4.8	3/8"		5/8"	24,25,27	
N5ab	2	2"	300	SPARE	2.375"	6"			4.6	3/8"			28,29	
N6ab	2	2"	300	SPARE	2.375"	7 15/16"			4.6	3/8"			28,29	
N7ab	2	2"	300	[illegible]	2.375"	6"	1"		4.5	3/8"	3/8"		28,29	
C1ab	2	3/4"	6000	LG	CPLG				6	3/8"			31	
C2ab	2	3/4"	6000	LG	CPLG				6	3/8"			31	
C3ab	2	3/4"	6000	LG	CPLG				6	3/8"			31	
C4ab	2	3/4"	6000	LC	CPLG				6	3/8"			31	
C5	1	3/4"	6000	TI	CPLG				6	3/8"			31	
C6	1	1/2"	6000	PI	CPLG				6	3/8"			32	
C7	1	2"	6000	[illegible]	CPLG				6	3/8"			30	

BILL OF MATERIAL

ITEM	QTY	DESCRIPTION
1	2	S.E. HEAD, 78"ID x 0.875" MIN (0.962" NOM), SA516-70N
2	1	SHELL, 78"ID x 1.750" x 9'-9" LONG, SA516-70N
3	1	SHELL, 78"ID x 1.750" x 6'-3" LONG, SA516-70N
4	2	ROLLED REPAD, 3/8"TH x 30" x 40" LONG (ROLLED TO 79 1/2"ID), SA516-70N
5	2	SUPPORT PLATE - PLATE, 1/2", SA36/44W (SEE DETAIL)
6	4	SIDE PLATE - PLATE 1/2" x 16" x 48 3/4" LONG, A36/44W (SEE DETAIL)
7	1	STIFFENER PLATE - PLATE, 1/2" x 14 1/2" x 12 7/16" LONG, SA36/44W (SEE DETAIL)
8	2	BASE PLATE - PLATE, 3/4" x 24" x 8'-2" LONG, SA516-70N (SEE DETAIL)
9	1	RFWN, 24" 300 ANSI SCH XH, SA105N
10	A/R	PIPE, 24" SCH XH (0.500"), SA106B
11	1	DISHED REPAD, 43"OD x 1/2"TH (DISHED TO 79 3/4"ID), SA516-70N
12	1	RFB, 24" 300 ANSI, SA105N
13	1	DAVIT ARM, 6" - 24"
14	1	304 SPIRALWND GSKT, 24" 300 ANSI, [illegible]
15	20	B7 STUD, 1 1/2" x 9", SA193-B7
16	40	2H HEX NUT, 1 1/2", SA194-2H
17	1	RFWN, 6" 300 ANSI SCH 80, SA105N
18	A/R	PIPE, 6" SCH 80 (0.432"), SA106B
19	1	ROLLED REPAD, 9"OD x 5/8"TH (ROLLED TO 79 1/2"ID), SA516-70N
20	2	RFWN, 4" 300 ANSI SCH 80, SA105N
21	A/R	PIPE, 4" SCH 80 (0.337"), SA106B
22		
23	2	ROLLED REPAD, 7"OD x 3/4"TH (ROLLED TO 79 1/2"ID), SA516-70N
24	2	RFWN, 3" 300 ANSI SCH 80, SA105N
25	A/R	PIPE, 3" SCH 80 (0.300"), SA106B
26		
27	2	ROLLED REPAD, 6"OD x 3/4"TH (ROLLED TO 79 1/2"ID), SA516-70N
28	6	RFWN, 2" 300 ANSI SCH 160, SA105N
29	A/R	PIPE, 2" SCH 160 (0.344"), SA106B
30	1	FULL CPLG, 2" 6000 PSI, SA105N
31	9	FULL CPLG, 3/4" 6000 PSI, SA105N
32	1	FULL CPLG, 1/2" 6000 PSI, SA105N
33	2	LIFT LUG - PLATE, 1", SA516-70N (SEE DETAIL)
34	1	TAG PLATE HOLDER, SA36 & VESSEL ID PLATE, SS
35	1	WIER - PLATE, 1/2", SA36/44W (SEE DETAIL)
36	1	FLOAT HOOD, 8" x 8" x 1 3/4", SA36 (SEE DETAIL)
37	1	[illegible] (REMOVABLE)
38	1	DEMISTER ASSEMBLY - PLATE, 3/8", SA36 (SEE DETAIL)
39	A/R	FLAT, 1/4" x 2", SA36/44W
40	1	ROLLED REPAD, 2" x 12" x 5/8"TH (ROLLED TO 79 1/2"ID), SA516-70N
41	1	ROLLED REPAD, 2" x 24" x 3/8"TH (ROLLED TO 79 1/2"ID), SA516-70N
42	1	BOLTING RING - 1 1/2" x 1/4" x 2" (ROLLED THE HARDWAY TO 79 1/2"ID), SA36/44W
43	2	RFSO, 2" 150 ANSI, SA105N
44	12	RFWN, 2" 150 ANSI SCH 80, SA105N
45	2	2" SCH 80 (0.218") x 47 3/16" LONG, SA106B
46	2	2" SCH 80 (0.218") x 46 7/8" LONG, SA106B
47	2	2" SCH 80 (0.218") x 3 7/16" LONG, SA106B
48	2	WELD 90, 2" SCH 80 LR, SA234WPB
49	3	ANGLE, 2" x 2" x 1/4" x 44 1/16" LONG, A36/44W
50	6	[illegible]
51	2	304 SPIRALWND GSKT, 2" 150 ANSI, [illegible]
52	28	B7 STUD, 5/8" x 3", SA193-B7
53	56	2H HEX NUT, 5/8", SA194-2H

NOTES:
ALL STUD LENGTHS GIVEN ARE THREAD TO THREAD
WEAR PLATE TO HAVE 1/4" R" CORNERS
ALL WEAR PLATES & REPADS TO HAVE 1/4" WEEP HOLES

REV No.	DATE MM	DATE DD	DATE YY	DESCRIPTION	CALC No.	BY	CHKD	APP'D
2								
1	09	07	05	ISSUED FOR APPROVAL		LW	LW	

ASME 2004 ED. 2004 ADD CODE SEC. VIII DIV. I

BMS AQP 01-1009 REGISTERED WELD PROCEDURE 5152
FOR VESSEL TOLERANCES, SEE WELDER HANDBOOK
VESSEL TYPE: HORIZONTAL
M.A.W.P.: 345 PSIG (2379 kPa) AT 400°F ([illegible])
M.D.M.T.: -20°F (-29°C) AT 345 PSIG (2379 kPa)
IMPACT TESTING EXEMPT PER UG20 [illegible]
P.W.H.T.: No
RADIOGRAPHY: RT-2 CIRC.: SPOT LONG.: FULL
JOINT EFFICIENCY: HEADS 1.00 SHELL 1.00
CORROSION ALLOWANCE: 1/16"
HYDROSTATIC TEST: 448 PSIG (3092 kPa)
VOLUME: 665 ft³ (18.83 m³)
WEIGHT (DRY): 22,500 lb (10,206 kg)

CLIENT:

BROMLEY
MECHANICAL SERVICES (1985) LTD.
Box 404, 925-23rd Street S.W., Medicine Hat
Alberta, Canada T1A 7G2 (403) 526-342[illegible]

PROJECT: (4) - 78"ID X 18'-0" X 345 PSI HORIZONTAL SEPARATOR TANK

TITLE: 78"ID X 15'-0" X 345 PSI SEPARATOR

CRN No.: APPLY AB	JOB No.: 12024	SERIAL No.: 52354?-545
DRAWN BY: L. WAECHTER	REV No.: 0	DATE: 09/07/05
DATE: 09/07/05	SCALE: 3/8" = 1'-0"	CAD No.: 32024